UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 25, 2025, Altimmune, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). As of August 12, 2025, the record date for the 2025 Annual Meeting, there were 88,257,253 shares of the Company’s common stock outstanding and entitled to vote at the 2025 Annual Meeting. A total of 51,688,116 shares of common stock were present or represented by proxy at the 2025 Annual Meeting, representing 58.6% of the issued and outstanding shares entitled to vote at the meeting, representing a quorum. The proposals voted upon and the final results of the vote were as follows:

Proposal No. 1: Election of Directors. The results were as follows:

			Broker
Director	For	Withhold	Non-Votes
Jerome Durso, Chairman	20,607,586	1,229,401	29,851,129
Vipin K. Garg, Ph.D.	17,425,330	4,411,657	29,851,129
John M. Gill	18,050,621	3,786,366	29,851,129
Philip L. Hodges	14,680,278	7,156,709	29,851,129
Diane Jorkasky, M.D.	14,778,350	7,058,637	29,851,129
Teri Lawver	16,535,619	5,301,368	29,851,129
Wayne Pisano	18,052,060	3,784,927	29,851,129
Mitchel Sayare, Ph.D.	17,619,208	4,217,779	29,851,129
Klaus O. Schafer, M.D., MPH	14,643,908	7,193,079	29,851,129
Catherine Sohn, Pharm D	14,454,283	7,382,704	29,851,129

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The results were as follows:

For	Against	Abstain
48,959,891	1,355,769	1,372,456

Proposal No. 3: Advisory vote on the Compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC’s compensation rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
14,885,881	6,683,682	267,424	29,851,129

Proposal No. 4: Vote to authorize the adjournment of the 2025 Annual Meeting to enable the Board of Directors to solicit additional proxies. The results were as follows:

For	Against	Abstain
33,695,815	16,363,206	1,629,095

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Gregory Weaver
Name: Gregory Weaver
Title: Chief Financial Officer

Dated: September 25, 2025